UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 5, 2025

EQV Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42207	98-1786998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 Center Drive Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)

(405) 870-3781

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-third of one redeemable warrant	EQVU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	EQV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	EQVW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced, on August 5, 2025, EQV Ventures Acquisition Corp., a Cayman Islands exempted company (“EQV”), entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination” or the “Merger”), by and among EQV, Prometheus PubCo Inc., a Delaware corporation and a direct, wholly-owned subsidiary of EQV (“Presidio”), Prometheus PubCo Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Presidio (“EQV Merger Sub”), Prometheus Holdings LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of EQV (“EQV Holdings”), Prometheus Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of EQV Holdings (“Presidio Merger Sub”) and Presidio Investment Holdings LLC, a Delaware limited liability company (“PIH”). This Amendment No. 1 to the Current Report on Form 8-K (this “Current Report”) is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith.

Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

The Business Combination Agreement and the Business Combination have been approved by the respective governing bodies of each of the parties thereto.

Pursuant to the Business Combination Agreement, among other things:

(i) EQV will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware, upon which (a) each then issued and outstanding Class A ordinary share of EQV, par value $0.0001, will convert automatically, on a one-for-one basis, to a share of Class A common stock, par value $0.0001 per share, of EQV (“EQV Class A Common Stock”) and (b) each issued and outstanding warrant to purchase one Class A ordinary share in the capital of EQV at a price of $11.50 per share will convert automatically, on a one-for-one basis, into a whole warrant exercisable for one share of EQV Class A Common Stock (the “Domestication”); and

(ii) Following the Domestication, EQV Merger Sub will merge with and into EQV, with EQV as the surviving company in the merger and with EQV shareholders receiving one share of Class A common stock, par value $0.0001 per share, of Presidio (“Presidio Class A Common Stock”) for each share of EQV Class A Common Stock held by such shareholder, in accordance with the terms of the Business Combination Agreement, and upon which Presidio will change its name to “Presidio Production Company” and Presidio will receive a managing member interest in EQV Holdings. After giving effect to such merger, EQV will survive as a wholly owned subsidiary of Presidio (“EQV Surviving Subsidiary”), following which, Presidio Merger Sub will merge with and into PIH, with PIH as the surviving company in the merger, all on the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

At the Closing of the Business Combination (the “Closing” and such date, the “Closing Date”) (i) Presidio shall contribute to EQV Surviving Subsidiary all of its assets and liabilities (excluding its interest in EQV Surviving Subsidiary), (ii) in exchange therefor, EQV Surviving Subsidiary shall issue to Presidio (A) a number of Common Shares of EQV Surviving Subsidiary (“EQV Surviving Subsidiary Common Shares”) which shall equal the number of total shares of Presidio Class A Common Stock issued and outstanding immediately after the Closing (giving effect to the EQV Share Redemption), (B) a number of Class A Preferred Shares of EQV Surviving Subsidiary equal to the number of Presidio’s Series A preferred stock, par value $0.0001 per share (the “Preferred Shares”) outstanding and (C) a number of warrants to purchase EQV Surviving Subsidiary Common Shares which shall equal the number of Presidio warrants outstanding immediately after the Closing, (iii) EQV shall then contribute to EQV Holdings all of its assets and liabilities (excluding its interests in EQV Holdings and the shares being redeemed), including cash held by EQV, and (iv) in exchange therefor, EQV Holdings shall issue to EQV (A) a number of EQV Holdings Common Units which shall equal the number of total shares of Presidio Class A Common Stock issued and outstanding immediately after the Closing (giving effect to the EQV Share Redemption), (B) a number of Class A Preferred Units of EQV Holdings equal to the number of Preferred Shares outstanding and (C) a number of warrants to purchase EQV Holdings Common Units which shall equal the number of Presidio warrants outstanding immediately after the Closing.

Following the Business Combination, holders of common units (“EQV Holdings Common Units”) of EQV Holdings (other than Presidio) will have the right (an “exchange right”), subject to certain limitations, to exchange Presidio Interests (each consisting of one EQV Holdings Common Unit and one share of Class B common stock, par value $0.0001 per share, of Presidio (“Presidio Class B Share” and, together with an EQV Holdings Common Unit, a “Presidio Interest”)) for, at Presidio’s option, (i) shares of Presidio Class A Common Stock on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like (collectively, “adjustments”), or (ii) a corresponding amount of cash. Presidio’s decision to make a cash payment or issue shares upon an exercise of an exchange right will be made by Presidio’s independent directors.

Holders of EQV Holdings Common Units (other than Presidio) will generally be permitted to exercise the exchange right on a quarterly basis, subject to certain de minimis allowances. In addition, additional exchanges may occur in connection with certain specified events, and any exchanges involving more than a specified number of EQV Holdings Common Units (subject to Presidio’s discretion to permit exchanges of a lower number of units) may occur at any time with advanced notice. The exchange rights will be subject to certain limitations and restrictions intended to reduce the administrative burden of exchanges upon Presidio and ensure that EQV Holdings will continue to be treated as a partnership for U.S. federal income tax purposes.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: entity organization and formation; non-contravention; capital structure; authorization to enter into the Business Combination Agreement; licenses and permits; taxes; financial statements; real property; material contracts; intellectual property; oil and gas matters; absence of material changes following the most recent audited financial statements, undisclosed liabilities, and any material adverse effect; labor matters; employee benefit plans; insurance; compliance with laws; environmental matters; litigation; brokerage fees and commissions; transactions with affiliates; trade and anti-corruption compliance; data protection; information technology; and regulatory matters. The representations and warranties of the parties do not survive the Closing.

Covenants

The Business Combination Agreement includes covenants of PIH with respect to the operation of the business prior to consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, those relating to (a) the use of reasonable best efforts to consummate the Business Combination and (b) the preparation and filing of a registration statement on Form S-4 relating to the Business Combination (the “Registration Statement”) and containing a proxy statement and prospectus of EQV and Presidio (the “Proxy Statement/Prospectus”), among other filings, with the U.S. Securities and Exchange Commission (the “SEC”). The Business Combination Agreement also contains exclusivity provisions prohibiting PIH and its subsidiaries and affiliates, on the one hand, and EQV, on the other hand, from initiating, soliciting, entertaining or otherwise encouraging a competing transaction (as more specifically described in the Business Combination Agreement) or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Business Combination

In addition to customary conditions of the respective parties and conditions customary to special purpose acquisition companies, consummation of the Business Combination is generally subject to (i) the absence of any law or governmental order, threatened or pending, preventing the consummation of the Business Combination, (ii) receipt of requisite approval for consummation of the Business Combination from EQV’s shareholders, (iii) approval of the EQV shares being issued in connection with the Business Combination (including the Private Financings (as defined below)) for listing and (iv) effectiveness and continued effectiveness at the time of the Closing of the Registration Statement.

Additionally, the obligation of PIH to consummate the Business Combination is further conditioned upon (i) the satisfaction of a minimum cash condition, which requires that EQV, Presidio, EQV Holdings, EQV Resources LLC, a Delaware limited liability company (“EQV Resources”), and PIH, in the aggregate, have at least $140,197,687 in available cash at Closing, subject to certain deductions, and (ii) the occurrence of all conditions precedent to the consummation of the transactions contemplated by the EQV Resources Merger Agreement (as defined below), which generally provides for the acquisition via merger by Presidio of EQV Resources.

Termination

The Business Combination Agreement may be terminated by the parties thereto under certain customary and limited circumstances at any time prior to Closing, including, without limitation, by mutual written consent or if the Business Combination has not been consummated on or before the date that is six months following the date of the Business Combination Agreement (February 5, 2026), which date will be extended automatically for up to 60 days (April 6, 2026) to the extent the Parties are continuing to work in good faith toward Closing.

Governance

Pursuant to the Business Combination Agreement, effective at the Closing, the initial board of directors of Presidio will consist of a slate of initial directors mutually agreeable to the parties to the Business Combination Agreement and subject to certain director appointment rights of Sponsor and certain other investors as described further herein. Following the Closing, as discussed further below, under the Registration and Stockholders’ Rights Agreement, Sponsor or its permitted transferees will have the right to designate two directors so long as they own in the aggregate greater than 20% of Presidio’s common equity and one director so long as they own in the aggregate greater than 10% of Presidio’s common equity. In addition, subject to certain conditions, so long as any Series A Perpetual Preferred Shares (defined below) remain outstanding, the Company’s Certificate of Designation (defined below) will provide holders of a majority of the then issued and outstanding Preferred Shares the right to elect one Series A Director (as defined therein) and, in certain circumstances, two additional Preferred Directors (as defined therein).

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Business Combination is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. They are not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, may be modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about EQV, PIH or the other parties to the Business Combination Agreement at the time they were made or otherwise and should only be read in conjunction with the other information that EQV or Presidio makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Letter Agreement

In connection with signing the Business Combination Agreement, EQV, EQV Ventures Sponsor LLC, a Delaware limited liability company (“Sponsor”), Presidio, EQV Holdings, PIH and certain members of EQV’s board of directors and/or management (the “Insiders”) entered into a letter agreement, dated August 5, 2025 (the “Sponsor Letter Agreement”), pursuant to which (a) each of Sponsor and the Insiders agreed to vote in favor of the Business Combination Agreement and the Business Combination, (b) each of Sponsor and the Insiders agreed to be bound by certain restrictions on transfer with respect to its equity interests in EQV prior to Closing, (c) each of Sponsor and the Insiders agreed to be bound by certain lock-up provisions during the lock-up periods described therein with respect to its equity interests in EQV, (d) Sponsor agreed to subject certain of its shares of Class B common stock, par value $0.0001 per share, of EQV (“EQV Class B Shares”) to vesting (or forfeiture) on the basis of achieving certain trading price thresholds during the first five years following the Closing pursuant to an earnout program, (e) Sponsor agreed to subject certain of its EQV Class B Shares to time vesting during the first three years following the Closing pursuant to a dividend reinvestment program, which will fall away on the basis of achieving certain trading price thresholds during the first three years following the Closing and (f) Sponsor and the Insiders agreed to waive any adjustment to the conversion ratio set forth in the respective governing documents of any of EQV, Presidio, EQV Merger Sub, EQV Holdings, and Presidio Merger Sub or any other anti-dilution or similar protection with respect to any equity interests in EQV, as more fully set forth in the Sponsor Letter Agreement.

Pursuant to the Sponsor Letter Agreement, 1,904,891 shares of EQV Class B Shares held by Sponsor will be subject to forfeiture, and vest in two equal 50% increments if, over any 20 trading days within any 30 consecutive trading-day period during the five years following the Closing, the trading share price of the Presidio Class A Common Stock is greater than or equal to $12.50 per share and $15.00 per share, respectively (or if Presidio consummates a sale that would value such shares at the aforementioned thresholds).

Pursuant to the Sponsor Letter Agreement, immediately following the Closing, 3,809,783 EQV Class B Shares held by Sponsor, as may be adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like or exchanged for Presidio Class A Common Stock pursuant to the Business Combination Agreement and any newly issued Presidio Class A Common Stock resulting from dividends owed to Sponsor pursuant to the terms of the Sponsor Letter Agreement, will be subject to forfeiture and shall vest in three tranches, with one-third of such shares vesting on the date that is 12 months following the Closing, one-half of the remainder of such shares vesting on the date that is 24 months following the Closing and the remaining of such shares vesting on the date that is 36 months following the Closing.

Sponsor and the Insiders also agreed to be bound by certain “lock-up” provisions. Pursuant to the terms and conditions of the Sponsor Letter Agreement, 1,904,891 of Sponsor’s equity interests in EQV will be restricted from transfer for a period ending on the earlier of the date (i) that is 12 months following the Closing Date and (ii) upon which Presidio completes a liquidation, merger, share exchange or other similar transaction following the Closing Date that results in all the equityholders of Presidio having the right to exchange their shares of Presidio Class A Common Stock for cash, securities or other property, subject to customary exceptions and potential early-release 150 days after the Closing based on the stock price sustaining specified price thresholds for 20 trading days within any 30 consecutive trading-day period.

The foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subscription Agreements

On August 5, 2025, EQV and Presidio entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) (and may enter into, before the Closing, additional agreements with additional PIPE Investors on the same forms, as applicable) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and EQV and Presidio have agreed to issue and sell to the PIPE Investors, an aggregate of 8,750,000 shares of Presidio Class A Common Stock following the Domestication for a purchase price of $10.00 per share, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). Each Subscription Agreement contains customary representations and warranties of EQV and Presidio, on the one hand, and the PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the Business Combination immediately following the consummation of the PIPE Financing. In connection with the Closing and pursuant to the Sponsor Share Transfer and Contribution Agreement, certain PIPE Investors are receiving in the aggregate 565,217 shares of Presidio Class A Common Stock in connection with the Sponsor surrendering 565,217 EQV Class B Shares to EQV, the net effect of which is that the PIPE Financing is not dilutive to a $10.00 per share valuation of EQV.

The form of Subscription Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Subscription Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Preferred Investment

In connection with the Business Combination, EQV, Presidio and PIH entered into a Series A Preferred Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Preferred Investors”), pursuant to which and subject to the satisfaction of the closing conditions contained therein, immediately prior to or substantially concurrently with the Closing, the Preferred Investors will purchase in a private placement from Presidio an aggregate of 125,000 Series A Perpetual Preferred Shares with a stated value of $1,000 per Preferred Share (the “Series A Perpetual Preferred Shares”) and warrants to purchase 937,500 shares of Presidio Class A Common Stock (the “Preferred Investor Warrants”) for a cash purchase price of $123,750,00 (the “Preferred Investment” and together with the PIPE Financing, the “Private Financings”). The Series A Perpetual Preferred Shares will have the rights, preferences, and privileges set forth in Presidio’s Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Preferred Stock (the “Certificate of Designation”).

At the closing of the Preferred Investment, each Preferred Investor will receive Preferred Shares and Preferred Investor Warrants to purchase a specified number of shares of Presidio Class A Common Stock, as set forth in the Securities Purchase Agreement. The Preferred Investor Warrants will have an exercise price of $0.01, subject to adjustment as provided therein, and may be exercised for cash or on a cashless basis. The Preferred Investor Warrants will become exercisable in two tranches, with 50% exercisable six months following the Closing and 50% exercisable 12 months following the Closing, and have a term of exercise equal to five years from the applicable exercise date, as provided further in the Preferred Investor Warrants. Presidio shall use its best efforts to register the Class A Common Stock underlying the Preferred Investor Warrants on a resale registration statement within 45 days following the Closing.

The Securities Purchase Agreement contains customary representations and warranties by EQV, PIH, and the Preferred Investors, including with respect to organization, authority, enforceability, compliance with laws, absence of conflicts, and the validity of the Preferred Shares and Preferred Investor Warrants to be issued. In addition, subject to certain conditions, so long as any Series A Perpetual Preferred Shares remain outstanding, the Company’s Certificate of Designation will provide holders of a majority of the then issued and outstanding Preferred Shares the right to elect one Series A Director (as defined therein) and, in certain circumstances, two additional Preferred Directors (as defined therein).

The Preferred Investment is expected to be consummated substantially concurrently with the Closing of the Business Combination, and the proceeds from the Preferred Investment will be used to fund the transactions contemplated by the Business Combination Agreement and for general corporate purposes. The closing of the Preferred Investment is conditioned upon, and will occur substantially concurrently with, the consummation of the Business Combination.

The Securities Purchase Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Certificate of Designation and form of Preferred Investor Warrant are attached as Exhibits A and B, respectively, to the Securities Purchase Agreement and are incorporated herein by reference. The foregoing description of the Securities Purchase Agreement, Certificate of Designation and Preferred Investor Warrants is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement and forms, as applicable, incorporated herein by reference.

Sponsor Share Transfer and Contribution Agreement

In connection with the Business Combination and the PIPE Financing, on August 5, 2025, EQV, Presidio, Sponsor, certain Rollover Members (as defined below) and certain PIPE Investors party thereto entered into Securities Contribution and Transfer Agreements (the “Sponsor Share Transfer and Contribution Agreements”) in order to reflect the intended ownership interests of the shareholders of Presidio following the Business Combination. Pursuant to and subject to the terms and conditions of the Sponsor Share Transfer and Contribution Agreement, Sponsor agreed to contribute 565,217 shares of Class B ordinary shares of EQV to EQV as a contribution to capital at Closing and, in exchange, Presidio agreed to issue 565,217 shares of Presidio Class A Common Stock to the Rollover Members.

The foregoing description of the Sponsor Share Transfer and Contribution Agreement is qualified in its entirety by reference to the full text of the forms of the Sponsor Share Transfer and Contribution Agreement for each of the PIPE Investors and the Rollover Members, copies of which are filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Agreement and Plan of Merger

In connection with the Business Combination, EQV and PIH negotiated the acquisition of all of the issued and outstanding equity interests of EQV Resources via merger (the “EQV Resources Acquisition”) and, contemporaneous with the execution of the Business Combination Agreement, EQV, Presidio, EQVR Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Presidio, EQV Resources Intermediate LLC, a Delaware limited liability company (“EQVR Intermediate”), EQV Resources and PIH entered into an agreement and plan of merger (the “EQV Resources Merger Agreement”), pursuant to which EQV and Presidio will effect the EQV Resources Acquisition on the terms and subject to the conditions set forth in the EQV Resources Merger Agreement and in accordance with applicable law.

The foregoing description of the EQV Resources Merger Agreement is qualified in its entirety by reference to the full text of the EQV Resources Merger Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Rollover Agreement

In connection with the Business Combination, contemporaneously with the execution and delivery of the Business Combination Agreement, EQV, EQV Holdings, PIH, certain existing investors (the “Rollover Investors”) and certain unitholders of PIH (“PIH Unitholders”) entered into those certain rollover agreements, dated as of August 5, 2025 (each, a “Rollover Agreement”, and collectively, the “Rollover Agreements”, and, such PIH Unitholders, the “Rollover Members”), pursuant to which the Rollover Units of such Rollover Members will, in accordance with the terms of the Business Combination Agreement and the Rollover Agreement, convert into the right to receive a number of EQV Holdings Common Units and the right to purchase the Presidio Class B Units at par value.

The forms of Rollover Agreement for each of the Rollover Members and the Rollover Investors are attached as Exhibit 10.7 and 10.8 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing description of the Rollover Agreements is not complete and is subject to, and qualified in its entirety by, reference to the forms filed herewith.

Agreements to be Executed at Closing

The Business Combination Agreement also contemplates the execution by the parties of various agreements at Closing, including, among others, the agreements described below.

Registration and Stockholders’ Rights Agreement

In connection with Closing, EQVR Intermediate, certain holders of PIH equity, certain members of Presidio’s management and Sponsor (collectively, the “Registration Rights Parties”), EQV, EQV Holdings, and Presidio will enter into a registration and stockholders’ rights agreement (the “Registration and Stockholders’ Rights Agreement”). Under the Registration and Stockholders’ Rights Agreement, Sponsor or its permitted transferees will have the right to designate two directors so long as they own in the aggregate greater than 20% of Presidio’s common equity and one director so long as they own in the aggregate greater than 10% of Presidio’s common equity.

Pursuant to the terms of the Registration and Stockholders’ Rights Agreement, the Registration Rights Parties will be granted certain customary registration rights, including demand and piggyback rights. In addition, certain of the Registration Rights Parties will agree, subject to the terms provided therein, that each such party will not transfer any of its registrable securities under the Registration and Stockholders’ Rights Agreement for a period ending 180 days after the Closing.

The foregoing description of the Registration and Stockholders’ Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration and Stockholders’ Rights Agreement, a copy of which is attached as Exhibit K to the Business Combination Agreement and is incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement

Following the Business Combination, Presidio will be organized in an “Up-C” structure, such that Presidio and the subsidiaries of Presidio will hold and operate substantially all of the assets and business of PIH, and Presidio will be a publicly listed holding company that will hold equity interests in EQV. At Closing, EQV Holdings will amend and restate its limited liability company agreement (as amended, the “A&R LLC Agreement”) in its entirety to, among other things, provide its equityholders with the right to redeem their Units for Presidio Class A Common Stock or, at Presidio’s option, cash, in each case, subject to certain restrictions set forth therein.

The foregoing description of the A&R LLC Agreement is qualified in its entirety by reference to the full text of the form of the Form of A&R LLCA, which is attached as Exhibit H to the Business Combination Agreement and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Certain securities to be issued pursuant to the Business Combination Agreement, the Rollover Agreement, the Sponsor Share Transfer and Contribution Agreement, and each Subscription Agreement, and the securities to be issued in connection with the Preferred Financings will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” These include EQV’s, Presidio’s, EQV Resources’ or PIH’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Presidio’s, PIH’s, EQV Resources’ and EQV’s expectations with respect to future performance, the capitalization of EQV or Presidio after giving effect to the Business Combination and related transactions with EQV Resources and expectations with respect to the future performance and the success of Presidio following the consummation of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Presidio’s, PIH’s, EQV’s and EQV Resources’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Presidio, PIH, EQV Resources and EQV. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; benefits from hedges and expected production; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Presidio or the expected benefits of the Business Combination or that the approval of the shareholders of EQV is not obtained; failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Presidio to grow and manage growth profitably, maintain key relationships and retain its management and key employees; risks related to the uncertainty of the projected financial information with respect to PIH or Presidio; risks related to PIH’s current growth strategy; the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against any of the parties to the potential business combination following its announcement and any definitive agreements with respect thereto; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; risks that PIH or Presidio may not achieve their expectations; the ability to meet stock exchange listing standards following the Business Combination; the risk that the Business Combination disrupts the current plans and operations of PIH; costs related to the potential business combination; changes in laws and regulations; risks related to the domestication; risks related to Presidio’s ability to pay expected dividends; the extent of participation in rollover agreements; the amount of redemption requests made by EQV’s public equity holders; and the ability of EQV or Presidio to issue equity or equity-linked securities or issue debt securities or enter into debt financing arrangements in connection with the Business Combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by PIH, EQV or Presidio resulting from the Business Combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Presidio, PIH, EQV Resources nor EQV presently know or that Presidio, PIH, EQV Resources or EQV currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Presidio’s, PIH’s, EQV Resources’ and EQV’s expectations, plans or forecasts of future events and views as of the date they are made. Presidio, PIH, EQV Resources and EQV anticipate that subsequent events and developments will cause Presidio’s. PIH’s, EQV Resources’ and EQV’s assessments to change. However, while Presidio, PIH, EQV Resources and EQV may elect to update these forward-looking statements at some point in the future, Presidio, PIH, EQV Resources and EQV specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Presidio’s, PIH’s, EQV Resources’ or EQV’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. None of Presidio, PIH, EQV Resources, EQV, or any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law. In addition, this Current Report on Form 8-K contains certain information about the historical performance of PIH. You should not view information related to the past performance of PIH as indicative of future results. Certain information set forth in this Current Report on Form 8-K includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the Business Combination, EQV and Presidio plan to file the Registration Statement with the SEC, which will include a prospectus with respect to Presidio’s securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the shareholder meeting of EQV to vote on the Business Combination. EQV, Presidio and PIH also plan to file other documents and relevant materials with the SEC regarding the Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of EQV as of the record date to be established for voting on the Business Combination. SECURITY HOLDERS OF EQV AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Presidio, PIH, EQV Resources and EQV once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by EQV may be obtained free of charge from EQV at www.eqvventures.com. Alternatively, these documents, when available, can be obtained free of charge from EQV upon written request to EQV Ventures Acquisition Corp., 1090 Center Drive, Park City, Utah, 84098, Attn: Secretary, or by calling (405) 870-3781. The information contained on, or that may be accessed through the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in the Solicitation

EQV, EQV Resources, PIH, Presidio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of EQV in connection with the Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of EQV’s executive officers and directors in the solicitation by reading EQV’s final prospectus related to its initial public offering filed with the SEC on August 8, 2024, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information concerning the interests of EQV’s participants in the solicitation, which may, in some cases, be different from those of EQV’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EQV, PIH, EQV Resources or Presidio, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. This Current Report on Form 8-K is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in which such distribution or use would be contrary to local law or regulation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Business Combination Agreement dated August 5, 2025, by and among EQV Ventures Acquisition Corp., Prometheus PubCo Inc., Prometheus PubCo Merger Sub Inc., Prometheus Holdings LLC, Prometheus Merger Sub LLC and Presidio Investment Holdings LLC

10.1	Sponsor Letter Agreement dated August 5, 2025, by and among EQV Ventures Acquisition Corp., EQV Ventures Sponsor LLC, Prometheus Holdings LLC, Presidio Investment Holdings LLC and certain individuals set forth therein

10.2*	Form of Subscription Agreement

10.3†	Securities Purchase Agreement dated August 5, 2025, by and among EQV Ventures Acquisition Corp., Prometheus PubCo Inc. and Presidio Investment Holdings LLC and the purchasers set forth therein

10.4	Form of Securities Contribution and Transfer Agreement, by and among EQV Ventures Acquisition Corp., EQV Ventures Sponsor LLC and the certain individuals set forth therein (PIPE Investors)

10.5	Form of Securities Contribution and Transfer Agreement, by and among EQV Ventures Acquisition Corp., EQV Ventures Sponsor LLC and the certain individuals set forth therein (Rollover Members)

10.6*	Agreement and Plan of Merger, dated August 5, 2025, by and among EQV Ventures Acquisition Corp., Prometheus PubCo Inc., EQVR Merger Sub LLC, EQV Resources Intermediate LLC, EQV Resources LLC and Presidio Investment Holdings LLC

10.7	Form of Rollover Agreement (Rollover Members)

10.8	Form of Rollover Agreement (Rollover Investors)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and similar attachments have been omitted. EQV agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon its request.
†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025	EQV VENTURES ACQUISITION CORP.

	By:	/s/ Tyson Taylor
	Name:	Tyson Taylor
	Title:	President and Chief Financial Officer